UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 22, 2024, Rise Gold Corp. (the "Company") announced Vince Boon resigned as the Chief Financial Officer and Treasurer and Eileen Au resigned as the Corporate Secretary of the Company, effective November 20, 2024.

On November 21, 2024, the Company appointed Mihai Draguleasa as the Company's Chief Financial Officer in place of Vince Boon, and Catherine Cox as the Company's Corporate Secretary in place of Eileen Au.

As a result of the foregoing changes, the Company's current officers are as follows:

  Joseph E. Mullin III, President & CEO
  Mihai Draguleasa, Chief Financial Officer
  Catherine Cox, Corporate Secretary

Mr. Draguleasa, age 44, is a Chartered Professional Accountant, CPA, CA and financial consultant with over fifteen years of professional accounting experience. He earned his CPA in Vancouver, British Columbia while working with multinational public accounting firms Deloitte LLP and Ernst & Young. His mining related financial work experience includes financial reporting, corporate risk management, corporate strategy and planning, and investment evaluation. Mr. Draguleasa currently serves as the Chief Financial Officer and Corporate Secretary of Canagold Resources Ltd. and as the Chief Financial Officer of Vahalla Metals Inc. Mr. Draguleasa holds a degree in Engineering from Transilvania University, Romania.

Ms. Cox, age 54, has an extensive securities and corporate paralegal background working with both Canadian and U.S. law firms. Ms. Cox currently serves as Corporate Secretary to various public and private companies in the resource sector and has over 20 years of experience. She currently  serves as the Corporate Secretary of Nevgold Corp., Terra Balcanica Resources Corp., Sun Summit Minerals Corp. and DMG Blockchain Solutions Inc. Ms. Cox holds a Bachelor of Arts degree from the University of British Columbia.

There are no family relationships among the Company's directors, executive officers or persons chosen to become directors or executive officers.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2024

RISE GOLD CORP.

/s/ Joseph E. Mullin III
Joseph Mullin
Chief Executive Officer